UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 17, 2005
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                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Tennessee                001-11421                 61-0502302
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 (State or Other Jurisdiction     (Commission             (I.R.S. Employer
      of Incorporation)           File Number)           Identification No.)


                 100 Mission Ridge
             Goodlettsville, Tennessee                          37072
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     (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 17, 2005, Dollar General Corporation (the "Company") issued a news release regarding results of operations and financial condition for the fourth quarter and fiscal year ended January 28, 2005. The news release is attached hereto as Exhibit 99 and incorporated by reference as if fully set forth herein.


ITEM 7.01.   REGULATION FD DISCLOSURE

The information set forth in Item 2.02 above is incorporated herein by reference. The press release also set forth information regarding the planned conference call and webcast to discuss fourth quarter and fiscal 2005 year-end earnings, the outlook for fiscal 2005 and other matters.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of businesses acquired.  N/A
(b)    Pro Forma Financial Information.  N/A
(c) Exhibits. See Exhibit Index immediately following the signature page hereto.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 17, 2005                         DOLLAR GENERAL CORPORATION
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                                             By: /s/ Susan S. Lanigan
                                                 -------------------------------
                                                 Susan S. Lanigan
                                                 Executive Vice President and
                                                 General Counsel




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                                  EXHIBIT INDEX


   Exhibit No.         Description
   -----------         -----------

       99              News release dated March 17, 2005.